OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2019
OTHER NON-CURRENT ASSETS
OTHER NON-CURRENT ASSETS

14. OTHER NON-CURRENT ASSETS

The breakdown of other non-current assets is as follows:

	2018	2019
Prepaid other taxes - net of current portion (Note 29b)	2,698	3,256
Prepaid annual frequency license - net of current portion (Note 9)	1,743	1,488
Prepaid income taxes - net of current portion (Note 29a)	894	1,088
Deferred charges - net	474	539
Advances for purchases of property and equipment	387	481
Convertible bonds	213	357
Security deposit	173	157
Restricted cash	183	53
Prepaid rental	2,662	—
Others	227	264
Total	9,654	7,683

As of December 31, 2018 and 2019, deferred charges represent deferred Indefeasible Right of Use (“IRU”) agreement charges. Total amortization of deferred charges for the years ended December 31, 2017, 2018, and 2019 amounted to Rp46 billion, Rp56 billion, and Rp60 billion, respectively.